UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 18, 2004

MSC.SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8722	95-2239450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

2 MacArthur Place Santa Ana, California 92707
(Address of principal executive offices, including zip code)

(714) 540-8900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

The description below under the caption “Item 3.03 Material Modification of Rights of Security Holders” is incorporated herein by reference.

Item 3.03                                             Material Modification of Rights of Security Holders

As of October 18, 2004, MSC.Software Corporation, a Delaware corporation (the “Company”), entered into an Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated October 5, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C. (now Mellon Investor Services LLC), as Rights Agent.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Rights Agreement, as amended by the Amendment.

The Amendment amends the Rights Agreement to provide that:

(i)                                     the definition of “Substantial Block” is revised to provide that “Substantial Block” shall mean a number of shares of Voting Stock having in the aggregate 20 percent or more of the general voting power; provided, however, from October 18, 2004 until the date that is 90 days after the first date that the Company is in full compliance with its filing requirements under Section 13 of the Exchange Act, “Substantial Block” shall mean a number of shares of Voting Stock having in the aggregate 12.5 percent or more of the general voting power;

(ii)                                  the definition of Exempt Person shall include any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner (within the meaning of Section 1(b)), on October 18, 2004, of a number of shares of Voting Stock having in the aggregate more than 12.5 percent but less than 20 percent of the general voting power so long as such Person, alone or together with all Affiliates and Associates of such Person, does not become the Beneficial Owner of one or more additional shares of Voting Stock unless upon becoming such Beneficial Owner of such additional share or shares of Voting Stock such Person is not the Beneficial Owner of 12.5 percent or more of the general voting power; and

(iii)                               until the Close of Business on the earlier of (i) the tenth Business Day after a Stock Acquisition Date or (ii) the tenth Business Day (or such later date as the Company’s Board of Directors shall determine) after the date of the commencement by any Person (other than certain Exempt Persons, not including those described in clause (ii) above) of, or the date of the first public announcement (such commencement date or announcement date being herein referred to as the “Offer Date”) of the intent of any Person (other than certain Exempt Persons, not including those described in clause (ii) above) to commence, a tender or exchange offer upon the successful consummation of which such Person, together with its Affiliates and Associates, would be the Beneficial Owner of a Substantial Block (irrespective of whether any shares are actually purchased pursuant to such offer),

(A)                              the Rights will automatically attach to, and be evidenced by, the certificates for Common Stock registered in the names of the holders of Common Stock (which certificates for Common Stock shall be deemed also to be Right Certificates) and not by separate Right Certificates; and

(B)                                each Right will be transferable only in connection with the transfer of the underlying shares of Common Stock.

Item 9.01                                             Financial Statements and Exhibits

(c)                                                               Exhibits.

4.1                                                              Amendment No. 1 to Rights Agreement, dated as of October 18, 2004, by and between the Company and Mellon Investor Services LLC, as Rights Agent (included as Exhibit 2.2 to the Company’s Form 8-A/A, dated October 20, 2004, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004	MSC.SOFTWARE CORPORATION

	By:	/s/ Frank Perna, Jr.
Name: Frank Perna, Jr.
Title: Chief Executive Officer